Investor Presentation Fourth Quarter 2017 EXHIBIT 99.1

2 Certain statements contained in this presentation which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the transaction between the Company and MainSource, which are subject to numerous assumptions, risks and uncertainties. Words such as „„believes,‟‟ „„anticipates,‟‟ “likely,” “expected,” “estimated,” „„intends‟‟ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management‟s beliefs regarding future results or events, many of which, by their na ture, are inherently uncertain and outside of the management‟s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company‟s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management‟s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the Company‟s ability to comply with the terms of loss sharing agreements with the FDIC; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers‟ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Form 10-K for the year ended December 31, 2016, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Statements concerning the potential merger of the Company and MainSource may also be forward-looking statements. Please refer to each of the Company‟s and MainSource‟s Annual Report on Form 10-K for the year ended December 31, 2016, as well as their other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements. In addition to factors previously disclosed in reports filed by the Company and MainSource with the SEC, risks and uncertainties for the Company, MainSource and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; the risk that integration of MainSource's operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the inability to close the Merger in a timely manner; diversion of management's attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the , including receipt of required regulatory and other approvals; the failure of the proposed Merger to close for any other reason; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on the Company‟s, MainSource‟s or the combined company's respective customer relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, neither the Company nor MainSource assumes any obligation to update any forward-looking statement. Forward Looking Statement Disclosure

3 About First Financial Bancorp Financial Performance MainSource Merger Update Appendix Presentation Contents

4 Company Overview NASDAQ: FFBC Overview Founded: 1863 Headquarters: Cincinnati, Ohio Banking Centers: 94 Assets: $8.9 billion Loans: $6.0 billion Deposits: $6.9 billion Wealth Mgmt: $2.7 billion AUM Lines of Business Commercial / Private Banking C&I, O-CRE, ABL, Equipment Finance, Treasury, Wealth Management Retail Banking Consumer, Mortgage, Small Business Investment Commercial Real Estate Commercial Finance Quick Service Restaurant, Insurance Agency Finance $ in millions except “per share” and where otherwise noted in the presentation www.bankatfirst.com $26.35 $26.15 $27.70 $27.45 $28.45 2.58% 2.60% 2.45% 2.48% 2.25% 4Q173Q172Q171Q174Q16 Share Price Dividend Yield

Central OH Loans $1.1 billion Loan Growth (Y-o-Y) 6.7% Deposits $0.5 billion Deposit Market Share #13 (0.8%) Banking Centers 5 Fortune 500 Companies 4 5 Our Markets Indianapolis Loans $0.5 billion Loan Growth (Y-o-Y) 16.6% Deposits $0.5 billion Deposit Market Share #13 (1.3%) Banking Centers 7 Fortune 500 Companies 3 Community Markets Loans $1.2 billion Loan Growth (Y-o-Y) (5.1%) Deposits $2.8 billion Banking Centers 36 Greater Cincinnati Loans $2.0 billion Loan Growth (Y-o-Y) 1.8% Deposits $2.6 billion Deposit Market Share #6 (2.0%) Banking Centers 46 Fortune 500 Companies 9

Through the Cycle

Proven Acquirer

- Two FDIC-assisted acquisitions totaling $2.5 billion in assets & generating a $343 million pre-tax bargain purchase gain (2009)
- Two branch acquisitions of 38 offices in Indiana & Ohio (2011)
- Three banks in Columbus, Ohio totaling $727 million in assets (2014)
- Oak Street Funding, specialty lender focused on the insurance industry, $243 million in assets (2015)
- Pending merger with MainSource Financial Group – close/integration in 1H 2018

Effective Operator

- 109 consecutive quarters of profitability through 4Q 2017
- Replaced the runoff of ~ $2 billion of high yield covered loans
- Consolidated 78 banking centers in conjunction with efficiency efforts since 2009
- Developed robust enterprise risk management & compliance programs, with board risk committee since 2010

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Product expansions (since 2009) Specialty lending (~ $1.2 billion across Franchise, Oak Street, ABL, and Equipment Finance) Mobile banking & other technology enhancements for clients Re-entry into mortgage business (2010) 2017 originations of $229 million Wealth infrastructure improvements Investment model Real estate management, tax & insurance outsourcing Significant technology & infrastructure investments Continued expansion of risk management & compliance 7 Investments in our Business Mortgage Origination Platform Talent & Finance ERP Platform Enterprise Data Management Commercial & Consumer CRM

Proven & sustainable business model Well managed through the cycle Conservative operating philosophy Consistent profitability – 109 consecutive quarters Robust capital management Prudent steward of shareholders‟ capital Strong asset quality Well defined M&A strategy Selective markets, products & asset diversification Direct linkage between compensation and performance Short/long term incentive plans, management stock ownership targets 8 Invest with First Financial

9 1 Includes dividend reinvestment 2 Peer group includes KBW regional bank index peers 3 Based on stock price as of 12/29/2017 4 Based on stock price as of 01/26/2018 Invest with First Financial Total Shareholder Return1,2 117.5% 55.4% -4.9% 7.8% 117.5% 50.5% 1.4% 3.9% 148.4% 66.1% 6.6% 7.3% 5 Year 3 Year 1 Year YTD 2018 FFBC KBW Peer Median KBW Peer Top Quartile 3 4 3 3

10 Strategic Priorities Deliver long term top quartile shareholder returns Successfully integrate MainSource merger – achieve operational, cultural, & financial objectives Deploy capital in an opportunistic & risk-appropriate manner Invest in innovative solutions that enable our clients to bank with us on their terms Promote leadership & development within our communities Proactively develop leadership talent across the organization Achieve best-in-class compliance & risk management programs Remain vigilant in our credit philosophy & oversight Focused growth efforts in metropolitan markets Maintain process improvement & expense management discipline

11 About First Financial Bancorp Financial Performance MainSource Merger Update Appendix

4Q 2017 Highlights – 109th Consecutive Quarter of Profitability

Profitability

- Net income = $24.8 million or $0.40 per diluted share. Adjusted net income = $27.7 million or $0.45 per diluted share[2]
- Return on average assets = 1.13%. Adjusted return on average assets = 1.26%[2]
- Return on average shareholders' equity = 10.70%. Adjusted return on average shareholders' equity = 11.95%[2]
- Return on average tangible common equity = 13.85%[1]. Adjusted return on average tangible common equity = 15.46%[2]

Income Statement

- Net interest income = $75.6 million, a $5.1 million increase compared to the linked quarter.
- Net interest margin of 3.75% on a GAAP basis; 3.82% on a fully tax equivalent basis, a 25 bp increase from the linked quarter.
- Average earning assets grew 4.8% on an annualized basis.
- Noninterest income = $18.4 million.
- Noninterest expense = $82.9 million.
- Efficiency ratio = 88.2%. Adjusted efficiency ratio = 58.0%[2]
- Effective tax rate of (119.5)%. Adjusted effective tax rate of 30.2%[2]

Balance Sheet

- Total assets increased $135.2 million, to $8.9 billion, or 6.1% annualized, compared to the linked quarter.
- EOP loans increased $36.1 million, or 2.4% annualized, compared to the linked quarter.
- EOP deposits increased $169.0 million, or 10.0% annualized, compared to the linked quarter.
- EOP investment securities increased $46.8 million, or 9.2% annualized, compared to the linked quarter.

Asset Quality

- Provision expense = $(0.2) million. Net charge offs = $0.3 million. NCOs / Avg. Loans = 0.02% annualized.
- Nonperforming Loans / Total Loans = 0.69%. Nonperforming Assets / Total Assets = 0.50%.
- ALLL / Nonaccrual Loans = 224.32%. ALLL / Total Loans = 0.90%. Classified Assets / Total Assets = 0.98%.

Capital

- Total capital ratio = 13.07%.
- Tier 1 capital ratio = 10.63%.
- Tangible common equity ratio = 8.30%.
- Tangible book value per share = $11.62.

1) See Appendix for non-GAAP reconciliation
2) See Slide 4 for Adjusted Earnings detail.

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13 Profitability Net Income & EPS Return on Average Assets Return on Tangible Common Equity All dollars shown in millions, except per share data $24.8 $24.8 $22.7 $24.4 $23.3 $0.40 $0.40 $0.37 $0.39 $0.38 4Q173Q172Q171Q174Q16 Net Income EPS - diluted $8,732 $8,717 $8,583 $8,409 $8,360 1.13% 1.13% 1.06% 1.18% 1.11% 4Q173Q172Q171Q174Q16 Average Assets ROAA $711 $698 $680 $661 $653 13.85% 14.10% 13.42% 14.98% 14.19% 4Q173Q172Q171Q174Q16 Average Tangible Equity ROATCE

Adjusted Net Income*

The table below lists certain items that we believe are significant to understanding our quarterly performance.

4Q 2017

	As Reported	Adjusted	
Net interest income	$ 75,614	$ 75,614	
Provision for loan and lease losses	$ (205)	$ (205)	
Noninterest income	$ 18,382	$ 18,382	
less: gains on sale of investment securities		19	A
Total noninterest income	$ 18,382	$ 18,363	
Noninterest expense	$ 82,898	$ 82,898	
less: historic tax credit investment write-down		11,328	A
less: merger-related expenses		8,444	A
less: indemnification asset impairment [1]		5,055	A
less: charitable foundation contribution		3,000	A
less: branch consolidation acitivities		577	A
Total noninterest expense	$ 82,898	$ 54,494	
Income before income taxes	$ 11,303	$ 39,688	
Income tax expense	$ (13,508)	$ (13,508)	
plus: tax effect of adjustments (A) @ 35% statutory rate		9,935	
plus: tax reform impact on DTLs & tax partnerships		8,191	
plus: after-tax impact of historic tax credit write-down @ 35%		7,363	
Total income tax expense	$ (13,508)	$ 11,981	
Net income	$ 24,811	$ 27,707	
Net earnings per share - diluted	$ 0.40	$ 0.45	

[1] - Impairment charge related to preliminary agreement to terminate FDIC loss sharing agreements.



Adjusted EPS
$0.38
$0.39
$0.36
$0.39
$0.45
4Q16
1Q17
2Q17
3Q17
4Q17
Adjusted ROA
1.11%
1.16%
1.06%
1.11%
1.26%
4Q16
1Q17
2Q17
3Q17
4Q17
Adjusted ROTCE
14.2%
14.7%
13.4%
13.9%
15.5%
4Q16
1Q17
2Q17
3Q17
4Q17
Adjusted Efficiency Ratio
57.4%
59.6%
59.7%
57.0%
58.0%
4Q16
1Q17
2Q17
3Q17
4Q17

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* See appendix for non-GAAP reconciliation
All dollars shown in thousands, except per share amounts

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15 Net Interest Income / Net Interest Margin 1 Gross loans include loans held for sale & FDIC indemnification asset All dollars shown in millions Net Interest Income Average Loans1 Average Securities Average Deposits $75.6 $70.5 $68.5 $68.9 $70.2 3.82% 3.57% 3.56% 3.70% 3.71% 4Q173Q172Q171Q174Q16 Net Interest Income Net Interest Margin (FTE) $5,960 $5,911 $5,800 $5,748 $5,794 4.90% 4.71% 4.61% 4.64% 4.57% 4Q173Q172Q171Q174Q16 Gross Loans Loan Yield $2,020 $2,042 $2,035 $1,907 $1,817 2.90% 2.85% 2.77% 2.76% 2.58% 4Q173Q172Q171Q174Q16 Average Investment Securities Investment Securities Yield 24% 23% 23% 23% 24% 22% 22% 23% 23% 23% 37% 37% 37% 35% 32% 17% 18% 18% 19% 21% $6,840 $6,680 $6,570 $6,442 $6,557 0.54% 0.61% 0.53% 0.44% 0.37% 4Q173Q172Q171Q174Q16 Avg NIB Demand Avg IB Demand Avg Savings Avg Time Cost of Deposits

16 Net Interest Margin Net Interest Margin (FTE) 4Q17 NIM (FTE) Progression 3.58% 3.43% 3.41% 3.48% 3.48% 0.24% 0.14% 0.15% 0.22% 0.23% 3.82% 3.57% 3.56% 3.70% 3.71% 4Q173Q172Q171Q174Q16 Basic Margin (FTE) Loan Fees 3Q17 3.57% Earning asset mix 0.05% Interest recapture 0.02% Interest recapture from loans previously classified as nonaccrual Loan fees 0.10% Predominately loan prepayment fees Asset Drivers 0.17% Deposit Cost 0.06% Impact from deposit pricing strategies implemented in 3Q17 Funding Mix 0.02% Favorable mix shift toward lower cost deposits Liability Drivers 0.08% 4Q17 3.82%

17 Interest Rate Sensitivity Loan Portfolio – Floating Loan Growth (1) Sensitivity Trend (Up100, Up200) (3,4) 16% Y-o-Y growth in floating rate lending (1) 24% Y-o-Y growth in client derivatives (2) % of loans repricing: <=3 months 65% Securities portfolio duration – 2.9 years +100 scenario 3.6 years +200 scenario 4.0 years Non-maturity, interest bearing accounts modeled to increase 61 bps in an “Up 100” scenario (1) As defined by EOP loans repricing in three months or less. (2) As defined by client derivative notional balances. (3) Immediate parallel shifts across a 12 month horizon (4) EPS impact is calculated using the operating tax rate $3,368 $3,480 $3,639 $3,783 $3,908 58% 60% 62% 63% 65% 4Q16 1Q17 2Q17 3Q17 4Q17 Floating % of Gross Loans $0.020 $0.051 $0.049 $0.086 $0.084 $0.089 $0.108 $0.078 $0.176 $0.166 0.67% 1.64% 1.63% 2.65% 2.40% 2.96% 3.44% 2.60% 5.41% 4.73% 4Q16 1Q17 2Q17 3Q17 4Q17 Up100 Up200 Up100 Up200 EPS Impact Sensitivity

18 Loan Portfolio Loan Product Mix (EOP) Net Loan Change (Linked Quarter) * Includes residential mortgage, home equity, installment, & credit card loans. All dollars shown in millions Net Loan Change (Year-over-year) 33% 33% 33% 32% 33% 11% 12% 12% 12% 13% 30% 30% 30% 29% 29% 8% 7% 8% 8% 7% 18% 18% 18% 18% 18% $6,013 $5,977 $5,874 $5,754 $5,757 4Q173Q172Q171Q174Q16 Commercial & Leasing Owner Occupied CRE Investor CRE Construction Consumer Lending* $30.0 -$18.4 $3.1 -$14.9 $43.7 -$7.3 Commercial & Leasing Owner Occupied CRE Owner Occupied Construction Investor CRE Investor Construction Consumer Lending* $127.0 -$65.2 -$18.1 $127.7 $86.4 -$2.1 Commercial & Leasing Owner Occupied CRE Owner Occupied Construction Investor CRE Investor Construction Consumer Lending*

19 Loan Portfolio Loan Portfolio By Geography 1 Average Loan Size & Rate 2 Nationwide Lending Platforms 1 Includes loans held for sale. Excludes purchase accounting loan marks. 2 Average loan balances in $000s, rate represents weighted average coupon & does not include loan fees 3 Includes Oak Street, Franchise, shared national credits & other loans outside Ohio, Indiana, & Kentucky. $437 7% $533 9% $5,043 84% Oak Street Franchise All Other Loans $388 $412 $878 $1,060 $543 $117 $33 4.4% 4.3% 4.2% 5.2% 7.4% 4.0% 4.9% C&I* OOCRE* ICRE* Franchise Oak Street Mortgage Home EquityAverage Balance Weighted Average Rate * Ex.Franchise & OSF 3 $2,818 47% $1,451 24% $209 3% $1,558 26% Ohio Indiana Kentucky National Business 3

20 Loan Portfolio C&I Loans By Industry 1 CRE Loans By Collateral 2 1 Industry types included in Other representing greater than 1% of total C&I loans include Agriculture, Retail Trade, Public Administration, Other Services, Educational Services, Waste Management, Arts, and Transportation. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Student Housing, Farmland, Manufacturing Facility, Strip Center, Real Estate IUB Other, Recreation Facility, Vacant Land Held for Development, Church/Related, School/Education, and Convenience Store. Finance and Insurance 24% Accommodation and Food Services 21% Manufacturing 12% Wholesale Trade 8% Real Estate and Rental and Leasing 6% Construction 4% Professional, Scientific, and Technical Services 4% Health Care and Social Assistance 4% Other 17% Total C&I Loans: $1.9B Retail 16% Residential, Multi Family 5+ 15% Office 13% Hotel/Motel 7% Restaurant 6% Warehouse 5% Industrial Facility 5% Residential, 1-4 Family 4% Medical Office 3% Nursing/Assisted Living 3% All others 23% Total CRE Loans: $3.0B

21 Investment Portfolio Total EOP investments of $2.1 billion Investment Portfolio / Total Assets = 23.1% Effective yield = 2.90% Portfolio duration = 2.9 years Portfolio Composition Portfolio Quality Agency, 56% AAA, 20% AA-, 4% BBB, 3% AA+, 3% FRB/FHLB Stock, 3% A+, 2% AA, 2% NR, 2% BBB+, 2% Other, 3% Commercial MBS 20% Asset-backed Securities 18% Agency CMOs 18% Agency Pass- through Securities 15% Municipal Securities 10% Non-Agency Pass- through Securities 7% Non-Agency CMOs 4% Corporate Securities 3% Regulatory Stock 3% U.S. Government Agency Debt 1% Other 1% U.S. Government Debt 0%

22 Asset Quality Nonperforming Assets / Total Assets Classified Assets / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense All dollars shown in millions $87.3 $94.3 $98.4 $114.6 $125.2 0.98% 1.08% 1.13% 1.34% 1.48% 4Q173Q172Q171Q174Q16 Classified Assets Classified Assets / Total Assets $44.4 $52.9 $62.7 $68.4 $54.3 0.50% 0.60% 0.72% 0.80% 0.64% 4Q173Q172Q171Q174Q16 NPAs NPAs / Total Assets $54.0 $54.5 $54.9 $56.3 $58.0 0.90% 0.91% 0.93% 0.98% 1.01% 4Q173Q172Q171Q174Q16 Allowance for Loan Losses ALLL / Total Loans $0.3 $3.3 $1.9 $2.0 $2.4 -$0.2 $3.0 $0.5 $0.4 $2.8 0.02% 0.22% 0.13% 0.14% 0.17% 4Q173Q172Q171Q174Q16 NCOs Provision Expense

23 Capital Tier 1 Common Equity Tangible Book Value Total Capital Tangible Common Equity All capital numbers are considered preliminary All dollars shown in millions $721.3 $705.2 $688.1 $669.7 $654.6 $11.62 $11.36 $11.07 $10.78 $10.56 4Q173Q172Q171Q174Q16 Tangible Book Value Tangible Book Value per Share $721.3 $705.2 $688.1 $669.7 $654.6 8.30% 8.25% 8.09% 8.05% 7.96% 4Q173Q172Q171Q174Q16 Tangible Book Value Tangible Common Ratio $929.1 $920.6 $905.2 $892.2 $881.2 13.07% 12.98% 13.05% 13.19% 13.10% 12.50% 4Q173Q172Q171Q174Q16 Total Capital Total Capital Ratio Target $755.7 $746.7 $731.0 $716.7 $703.9 10.63% 10.53% 10.54% 10.59% 10.46% 10.50% 4Q173Q172Q171Q174Q16 Tier 1 Common Equity Tier 1 Common Ratio Target

Outlook Taxes Full year 2018 loan growth expected to be in the mid-single digits on a percentage basis 1Q18 NIM (FTE) projected to be 3.70% – 3.75% Includes lower FTE adjustment due to tax reform 1Q18 loan fees likely to approximate 2Q17 & 3Q17 levels 1Q18 interest income will reflect 2 fewer days vs. 4Q17 Asset sensitive balance sheet, realization dependent on loan & deposit competition Noninterest expense base of approximately $51 million near-term, excluding one time expenses 4Q17 noninterest expense includes approximately $4 million related to higher incentive compensation and performance based 401(k) contribution Noninterest Expense Net Interest Margin Balance Sheet Preliminary full year 2018 effective tax rate of approximately 21% Will continue to refine as tax reform guidance becomes available 4Q17 adjusted earnings1 included $1.1 million net, after-tax benefit from historic tax credit investment realized during the period Credit Stable credit outlook Loan losses expected to revert to historical levels over time 1 See slide 4 for further detail. 24

25 About First Financial Bancorp Financial Performance MainSource Merger Update Appendix

Complementary Midwest Footprint 1) All branches located in Northwest Indiana and within the Chicago MSA Note: Deposit market share data shown pro forma as of 6/30/16 Source: SNL Financial Deposit Concentration By State OH, 56% IN, 41% KY, 3% FFBC Pro Forma Dollars in Millions Top 10 Pro Forma Markets MSA Rank Branches Deposits Cincinnati, OH 4 60 $2,884 Indianapolis, IN 13 18 789 Northwest IN ¹ 37 11 781 Louisvil le, KY 9 18 690 Columbus, IN 1 10 671 Dayton, OH 7 10 464 Columbus, OH 15 6 459 Greensburg, IN 1 5 345 Celina, OH 2 4 299 Bloomington, IN 3 3 290 Cincinnati, OH Indianapolis, IN FFBC (102) MSFG (101) Columbus, IN OH, 42% IN, 49% KY, 7% IL, 1% 26

Transaction Summary

Consideration	↗ Fixed exchange ratio of 1.3875 shares of First Financial for each share of MainSource common stock ↗ 100% Stock Consideration ↗ $1.0 billion in aggregate transaction value[1] ↗ $38.99 purchase price per share[1]
Valuation Multiples	↗ 2.72x tangible book value per share[2] ↗ 19.3x LTM earnings per share and 11.7x LTM earnings including fully phased-in after-tax cost savings[2] ↗ 15.3% market premium[3]
Pro Forma Ownership	↗ First Financial 63.4% / MainSource 36.6% of combined company[4]
Option Treatment	↗ MainSource options will be exchanged for comparable First Financial options
Board Composition	↗ The Board of Directors of the combined company will be comprised of 15 directors ↗ Composition will be proportionate with 9 First Financial board members & 6 from MainSource
Leadership	↗ Claude Davis, current FFBC CEO, will be Executive Chairman for both holding company & bank ↗ Archie Brown, Jr., current MSFG CEO, will be President & CEO for both holding company & bank
Closing	↗ Expected in 1st Quarter 2018 ↗ Customary conditions to closing, including shareholder consent as well as receipt of all necessary regulatory approvals without any unduly burdensome conditions
Headquarters	↗ Cincinnati, OH

1) Based on FFBC's closing price of $28.10 on July 25, 2017; calculation of total aggregate value includes in-the-money options and warrants
2) As of June 30, 2017; LTM earnings excludes $4.8mm of after-tax merger related charges for MSFG over the last twelve months
3) Based on MSFG's closing price of $33.81 on July 25, 2017
4) Calculated on a fully-diluted basis for First Financial and MainSource

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Financial Impact & Assumptions

EPS Accretion	6.4% in 2018 excl. transaction expenses, 11.1% in 2019 (first full year)
TBV Value Impact	5.4% TBV dilution[1], earnback of 2.75 years using crossover method[2], 3.15 years using simple method[3]
Internal Rate of Return	18% IRR, above internal targets
Cost Savings	Estimated $48 million; ~40% of MSFG's total noninterest expense base (~14.5% on a combined basis)[5] – ~40% of cost saves from consolidation of 45 – 50 banking centers – ~75% of cost saves realized in first year post-close, 100% thereafter
One-Time Expenses	Total restructuring costs of ~$63 million[5]
Credit Mark	Gross credit mark on MSFG's loan portfolio of 1.00% or $31.9 million (net credit mark of 0.2%) – Including MSFG's mark on PCI loans the gross transaction credit mark is $37.1 million, or 1.16%
Other Purchase Accounting Adjustments	$46.0 million CDI created (1.5% of core deposits), amortized over 9 years using sum of years digits $5.1 million write-down on MSFG's TruPS, amortized through earnings over 16.3 years $4.5 million write-down on MSFG's CDs & FHLB advances, amortized through earnings over 5.25 years
Regulatory Adjustments[4]	$12 million combined annual interchange fee revenue loss due to Durbin – Phase in – 50% in 2019, 100% thereafter $2 million additional annual expenses from heightened regulatory / compliance costs – Phase in – 50% in 2018, 100% thereafter $500 thousand reduction in dividend payments on Federal Reserve Bank capital stock due to FAST Act – Phase in – 50% in 2018, 100% thereafter

1) See Appendix for non-GAAP reconciliation
2) Based on when pro forma tangible book value per share crosses over and begins to exceed projected standalone FFBC tangible book value per share
3) Based on dilution to tangible book value per share at close divided by earnings per share accretion in 2019
4) All dollar amounts shown pre-tax except reduction in Fed dividend payments
5) Estimated cost savings and restructuring charges may be refined as the companies work through integration planning

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14.1% 14.1% 15.8% 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% FFBC LTM 6/30/17 MSFG LTM 6/30/17 Pro Forma 2019 1.1% 1.17% 1.30% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% FFBC LTM 6/30/17 MSFG LTM 6/30/17 Pro Forma 2019 Capital & Profitability Total Assets Total Risk Based Capital ROAA⁴ ROATCE⁴ Tang. Common Equity / Tang. Assets⁴ 8.1% 8.3% 8.2% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% FFBC 6/3 /17 MSFG 6/30/17 Pro Forma at Close Tier 1 Common Ratio 10.5% 11.2% 10.8% 5.0% 7. 9.0% 11.0% 13.0% 15.0% FFBC 6/30/17 MSFG 6/30/17 Pro Forma at Close 1) Pro forma as of 6/30/17; excludes purchase accounting marks & growth 2) Pro forma ratio at closing, 3/31/18; includes all purchase accounting adjustments 3) Pro forma ratio for full year ending 12/31/19; includes all purchase accounting adjustments & assumes 100% Durbin impact 4) See Appendix for non-GAAP reconciliation 5) Core LTM Ratios adjusted for merger-related expenses & FHLB prepayment penalty Source: SNL Financial; Company documents 13.1% 13.3% 13.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% FFBC 6/30 17 MSFG 6/30/17 Pro Forma at Close $8,710 $4,590 $13,300 $0 $3,000 $6,000 $9,000 $12,000 $15,000 FFBC 6/30/17 MSFG 6/30/17 Pro Forma 6/30/17 5 5 29 2 3 3 1 2 2

MainSource Merger Update

Merger Timeline	↗ Expected close 1Q 2018 ↗ Expected conversion mid to late 2Q 2018
Regulatory & Shareholder Approval	↗ Shareholders approved on December 4, 2017 ↗ Regulatory applications completed – September 2017

Merger Integration	↗ Phase 1 substantially complete
	  ↗ Technology Assessment – Complete
	  ↗ Organization Structure / Staffing Assessment – Complete
	  ↗ Contract Negotiations / Terminations – In Process; mostly complete
	↗ Phase 2 ongoing
	  ↗ Cross-company action teams actively engaged across all functional areas

Community Investment Plan	↗ Formed First Financial Foundation in December 2017 ↗ $3 million contribution to First Financial Foundation in 4Q 2017
Financial Considerations	↗ No significant changes to financial considerations at this time

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Branch Divestiture Letter of Agreement with United States Department of Justice to divest five branch locations to resolve competitive concerns Includes $125 million in loans, $160mm in deposits and all personal property associated with the branches 4 MainSource Bank branch locations in Columbus, Indiana 529 Washington Street, Columbus, IN 47201 803 Washington Street, Columbus, IN 47201 (Drive-thru) 1901 25th Street, Columbus, IN 47201 2310 W Jonathan Moore Pike, Columbus, IN 47202 1 MainSource Bank branch location in Greensburg, Indiana 304 E 10th Street, Greensburg, IN 47240 Expected to consummate within 180 days following completion of the merger 31

MSFG 4Q 2017 Highlights Profitability Net Interest Income & Net Interest Margin Income Statement Balance Sheet Asset Quality Capital  Net income = $16.6 million, or $14.4 million excluding non-operating items(1)  EPS = $0.64 per diluted share, or $0.55 per diluted share excluding non-operating items(1)  Return on average assets = 1.43%, or 1.24% excluding non-operating items(1)  Return on average shareholders’ equity = 12.5%, or 10.9% excluding non-operating items(1)  Return on average tangible common equity = 17.5%, or 15.2% excluding non-operating items(1)  Net interest income = $37.7 million, a $0.3 million increase compared to the linked quarter  Net interest margin of 3.78% on a fully tax equivalent basis  Purchase accounting marks added nineteen (19) basis points to the net interest margin  Noninterest income = $13.8 million  Noninterest expense = $31.7 million, or $31.3 million excluding non-operating expenses(1)  Efficiency ratio = 59.2%, or 58.5% excluding non-operating items(1)  Effective tax rate of 13.6%, 26.7% excluding the effect of tax reform  EOP loans increased $15 million on a linked quarter basis, or 2% annualized growth  Provision expense = $550K. Net charge offs = $550K. NCOs / Avg. Loans = 0.07% annualized  Nonperforming Assets (w/TDRs) / Total Assets = 0.45%  ALLL / Nonperforming Loans = 139.5%. ALLL / Total Loans = 0.74%  Total capital ratio = 13.6%  Tier 1 capital ratio = 12.9%  Tangible common equity ratio = 8.5%  Tangible book value per common share = $14.93 (1) Non-operating items include $0.3 million in merger-related expenses, net of tax and a $2.5 million income tax benefit due to tax reform. 32

33 About First Financial Bancorp Financial Performance MainSource Merger Update Appendix

Appendix: Non-GAAP to GAAP Reconciliation

Net interest income and net interest margin - fully tax equivalent

	Three months ended					YTD	
	Dec. 31, 2017	Sep. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Net interest income	$ 75,614	$ 70,479	$ 68,520	$ 68,932	$ 70,166	$ 283,545	$ 272,671
Tax equivalent adjustment	1,387	1,353	1,294	1,225	1,077	5,259	4,215
Net interest income - tax equivalent	$ 77,001	$ 71,832	$ 69,814	$ 70,157	$ 71,243	$ 288,804	$ 276,886
Average earning assets	$ 8,005,100	$ 7,989,969	$ 7,855,564	$ 7,695,717	$ 7,630,148	$ 7,887,718	$ 7,524,233
Net interest margin*	3.75 %	3.50 %	3.50 %	3.63 %	3.66 %	3.59 %	3.62 %
Net interest margin (fully tax equivalent)*	3.82 %	3.57 %	3.56 %	3.70 %	3.71 %	3.66 %	3.68 %

* Margins are calculated using net interest income annualized divided by average earning assets.

The earnings press release and accompanying presentation include certain non-GAAP ratios, such as net interest income-tax equivalent. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

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Appendix: Non-GAAP to GAAP Reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	Three months ended Dec. 31, 2017	Sep. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016	YTD Dec. 31, 2017	Dec. 31, 2016
Net income (a)	$ 24,811	$ 24,826	$ 22,736	$ 24,414	$ 23,294	$ 96,787	$ 88,526
Average total shareholders' equity	920,194	908,057	889,604	871,215	863,509	897,431	844,784
Less:							
Goodwill and other intangibles	(209,379)	(209,730)	(210,045)	(210,324)	(210,625)	(209,379)	(210,625)
Average tangible equity (b)	710,815	698,327	679,559	660,891	652,884	688,052	634,159
Total shareholders' equity	930,664	914,954	898,117	880,065	865,224	930,664	865,224
Less:							
Goodwill and other intangibles	(209,379)	(209,730)	(210,045)	(210,324)	(210,625)	(209,379)	(210,625)
Ending tangible equity (c)	721,285	705,224	688,072	669,741	654,599	721,285	654,599
Total assets	8,896,923	8,761,689	8,710,042	8,531,170	8,437,967	8,896,923	8,437,967
Less:							
Goodwill and other intangibles	(209,379)	(209,730)	(210,045)	(210,324)	(210,625)	(209,379)	(210,625)
Ending tangible assets (d)	8,687,544	8,551,959	8,499,997	8,320,846	8,227,342	8,687,544	8,227,342
Risk-weighted assets (e)	7,134,085	7,090,714	6,936,665	6,765,336	6,728,737	7,134,085	6,728,737
Total average assets	8,731,956	8,716,917	8,582,961	8,409,071	8,359,912	8,611,403	8,251,703
Less:							
Goodwill and other intangibles	(209,379)	(209,730)	(210,045)	(210,324)	(210,625)	(209,379)	(210,625)
Average tangible assets (f)	$ 8,522,577	$ 8,507,187	$ 8,372,916	$ 8,198,747	$ 8,149,287	$ 8,402,024	$ 8,041,078
Ending shares outstanding (g)	62,069,087	62,061,465	62,141,071	62,134,285	61,979,552	62,069,087	61,979,552
Ratios							
Return on average tangible shareholders' equity (a)/(b)	13.85%	14.10%	13.42%	14.98%	14.19%	14.07%	13.96%
Ending tangible equity as a percent of:							
Ending tangible assets (c)/(d)	8.30%	8.25%	8.09%	8.05%	7.96%	8.30%	7.96%
Risk-weighted assets (c)/(e)	10.11%	9.95%	9.92%	9.90%	9.73%	10.11%	9.73%
Average tangible equity as a percent of average tangible assets (b)/(f)	8.34%	8.21%	8.12%	8.06%	8.01%	8.19%	7.89%
Tangible book value per share (c)/(g)	$ 11.62	$ 11.36	$ 11.07	$ 10.78	$ 10.56	$ 11.62	$ 10.56

The earnings press release and accompanying presentation include certain non-GAAP ratios. These ratios include: (1) Return on average tangible shareholders' equity; (2) Ending tangible shareholders' equity as a percent of ending tangible assets; (3) Ending tangible shareholders' equity as a percent of risk-weighted assets; (4) Average tangible shareholders' equity as a percent of average tangible assets; and (5) Tangible book value per share. The Company considers these critical metrics with which to analyze banks. The ratios have been included in the earnings press release to facilitate a better understanding of the Company's capital structure and financial condition.

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Appendix: Non-GAAP to GAAP Reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	4Q17 As Reported	4Q17 Adjusted	3Q17 As Reported	3Q17 Adjusted	2Q17 As Reported	2Q17 Adjusted	1Q17 As Reported	1Q17 Adjusted	4Q16 As Reported	4Q16 Adjusted
Net interest income (f)	$ 75,614	$ 75,614	$ 70,479	$ 70,479	$ 68,520	$ 68,520	$ 68,932	$ 68,932	$ 70,166	$ 70,166
Provision for loan and lease losses	(205)	(205)	2,953	2,953	467	467	367	367	2,761	2,761
plus: provision expense adjustment				799						
Noninterest income	18,382	18,382	22,942	22,942	17,454	17,454	17,364	17,364	16,946	16,946
less: gains from the redemption of off balance sheet securitizations				5,764						
less: tax related adjustment to a limited partnership investment						(119)				
less: gains on sale of investment securities		19		275		838		516		
Total noninterest income (g)	18,382	18,363	22,942	16,903	17,454	16,735	17,364	16,848	16,946	16,946
Noninterest expense	82,898	82,898	54,443	54,443	51,556	51,556	51,045	51,045	50,163	50,163
less: severance expense				3,818		533				
less: charter conversion expenses										86
less: historic tax credit investment write-down		11,328								
less: merger-related expenses		8,444		800						
less: indemnification asset impairment [1]		5,055								
less: charitable foundation contribution		3,000								
less: branch consolidation acitivities		577				154		(92)		
Total noninterest expense (e)	82,898	54,494	54,443	49,825	51,556	50,869	51,045	51,137	50,163	50,077
Income before income taxes (i)	11,303	39,688	36,025	35,403	33,951	33,919	34,884	34,276	34,188	34,274
Income tax expense	(13,508)	(13,508)	11,199	11,199	11,215	11,215	10,470	10,470	10,894	10,894
plus: tax effect of adjustments		9,935		(178)		(11)		(213)		31
plus: tax reform impact on DTLs & tax partnerships		8,191								
plus: after-tax impact of historic tax credit write-down @ 35%		7,363		-						
Total income tax expense (h)	(13,508)	11,981	11,199	11,021	11,215	11,204	10,470	10,257	10,894	10,925
Net income (a)	$ 24,811	$ 27,707	$ 24,826	$ 24,382	$ 22,736	$ 22,715	$ 24,414	$ 24,019	$ 23,294	$ 23,349
Average diluted shares (b)	62,132	62,132	62,190	62,190	62,234	62,234	62,140	62,140	62,081	62,081
Average assets (c)	8,731,956	8,731,956	8,716,917	8,716,917	8,582,961	8,582,961	8,409,071	8,409,071	8,359,912	8,359,912
Average shareholders' equity	920,194	920,194	908,057	908,057	889,604	889,604	871,215	871,215	863,509	863,509
Less:										
Goodwill and other intangibles	(209,379)	(209,379)	(209,730)	(209,730)	(210,045)	(210,045)	(210,324)	(210,324)	(210,625)	(210,625)
Average tangible equity (d)	710,815	710,815	698,327	698,327	679,559	679,559	660,891	660,891	652,884	652,884

[1] - Impairment charge related to preliminary agreement to terminate FDIC loss sharing agreements.

Ratios	4Q17 As Reported	4Q17 Adjusted	3Q17 As Reported	3Q17 Adjusted	2Q17 As Reported	2Q17 Adjusted	1Q17 As Reported	1Q17 Adjusted	4Q16 As Reported	4Q16 Adjusted
Net earnings per share - diluted (a)/(b)	$ 0.40	$ 0.45	$ 0.40	$ 0.39	$ 0.37	$ 0.37	$ 0.39	$ 0.40	$ 0.38	$ 0.39
Return on average assets - (a)/(c)	1.13%	1.26%	1.13%	1.11%	1.06%	1.06%	1.18%	1.16%	1.11%	1.11%
Return on average tangible shareholders' equity - (a)/(d)	13.85%	15.46%	14.10%	13.85%	13.42%	13.41%	14.98%	14.74%	14.19%	14.23%
Efficiency ratio - (e)/((f)+(g))	88.19%	57.99%	58.28%	57.02%	59.97%	59.67%	59.15%	59.61%	57.58%	57.49%
Effective tax rate - (h)/(i)	-119.5%	30.2%	31.1%	31.1%	33.0%	33.0%	30.0%	29.9%	31.9%	31.9%

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